SUMMARY PROSPECTUS
TADGX
May 1, 2016

T. Rowe Price Dividend Growth Fund—Advisor Class
A fund seeking dividend income and long-term capital growth through investments in dividend-paying stocks. This class of shares is sold only through financial intermediaries.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2016, and Statement of Additional Information, dated May 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s Advisor Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.49%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.17%

Total annual fund operating expenses	0.91%

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$93	$290	$504	$1,120

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests at least 65% of its total assets in stocks, with an emphasis on stocks that have a strong track record of paying dividends or that are expected to increase their dividends over time. T. Rowe Price believes that a track record of dividend increases can be an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.

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T. Rowe Price research analysts look for stocks with sustainable, above-average growth in earnings and dividends. When appropriate, the portfolio manager may attempt to buy stocks when they are temporarily out of favor or undervalued by the market. Holdings tend to be in large- to medium-sized companies.

In selecting investments, for the fund, the adviser generally favors companies that we believe possess one or more of the following:

• either a track record of, or the potential for, above-average earnings and dividend growth;

• a competitive current dividend yield;

• a sound balance sheet and solid cash flow to support future dividend increases;

• a sustainable competitive advantage and leading market position; and

• attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the fund’s adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of U.S. stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Summary	3

Dividend-paying stock risk The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Market capitalization risk The fund’s focus on large and medium sized companies subjects the fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Performance The bar chart showing calendar year returns and the average annual total returns table provide some indication of the risks of investing in the fund by showing how much returns can differ from year to year and how the fund’s average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Average Annual Total Returns
	Periods ended
	December 31, 2015
	1 Year	5 Years	10 Years
Dividend Growth Fund—Advisor Class
Returns before taxes	2.08%	11.95%	7.49%
Returns after taxes on distributions	0.39	11.17	6.87
Returns after taxes on distributions
and sale of fund shares	2.53	9.53	6.08
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38	12.57	7.31
Lipper Large-Cap Core Funds Index	-0.67	10.97	6.35

Summary	5

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Thomas J. Huber	Chairman of Investment Advisory Committee	2000	1994

Purchase and Sale of Fund Shares

You must purchase, redeem, and exchange shares of the fund through your financial intermediary. Generally, the fund’s minimum initial investment requirement is $2,500 and the fund’s minimum subsequent investment requirement is $100, although the investment minimums may be modified or waived for financial intermediaries submitting orders on behalf of their customers. You should check with your financial intermediary to determine the investment minimums that apply to your account.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E258-045 5/1/16